UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2025

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (734) 335-0468

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 23, 2025, ENDRA Life Sciences Inc. (the “Company”) issued a press release announcing the closing of the private placement offering (the “Offering”) to implement a digital asset treasury (the “DAT”) as previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 15, 2025.

A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 23, 2025, the Company announced that it had purchased 78,863.1 HYPE tokens with an estimated total value of approximately $3,000,000 as of October 21, 2025 to launch its DAT.

In connection with the DAT, the Company is filing an updated description of its business to supplement that contained in the Company’s prior public filings. The description of the Company’s DAT is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

In connection with the DAT, the Company is filing supplemental risk factors pertaining to its digital asset treasury business to update disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Commission on March 31, 2025, (ii) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the Commission on May 15, 2025, and (iii) the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the Commission on August 14, 2025. The supplemental risk factors are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

Forward-Looking Statements

All statements in this Current Report on Form 8-K that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of terms such as “approximate,” “anticipate,” “attempt,” “believe,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “hope,” “intend,” “may,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “will,” “would,” or other comparable terms (including the negative of any of the foregoing), although some forward-looking statements are expressed differently. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: expectations regarding our DAT strategy and ability to execute such strategy successfully; our limited commercial and DAT experience, limited cash and history of losses; our ability to obtain adequate financing to fund our business operations or DAT strategy in the future; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; regulatory developments related to crypto assets and crypto asset markets; a determination that we are an investment company under the Investment Company Act of 1940; any changes in the accounting treatment of cryptocurrency holdings; the risk that the price of the Company's common stock may be highly correlated to the price of the digital assets that it holds; our ability to regain compliance with Nasdaq listing standards; our dependence on our senior management team; and the other risks and uncertainties described in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q filed with the Commission. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this Current Report on Form 8-K and the exhibits filed or furnished herewith speak only as of the date of filing, and ENDRA assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release dated October 23, 2025, furnished herewith
99.2	Description of Digital Asset Strategy
99.3	Supplemental Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
October 23, 2025
	By:	/s/ Richard Jacroux
	Name:	Richard Jacroux
	Title:	Chief Financial Officer

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